UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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THE TAIWAN FUND, INC.

(Name of Registrant as Specified in Its Charter)

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THE TAIWAN FUND, INC.

c/o State Street Bank and Trust Company, P.O. Box 5049,
2 Avenue de Lafayette, Boston, Massachusetts 02206-5049
For questions about the Proxy Statement, please call (800) 636-9242

December 5, 2008

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) to be held on Monday, January 12, 2009.

The matters on which you, as a stockholder of the Fund, are being asked to vote are: (1) the election of the Fund’s directors and (2) the approval of a new form of Discretionary Investment Management Contract (the “New Management Agreement”) between the Fund and HSBC Global Asset Management (Taiwan) Limited (“HSBC Taiwan” or the “Adviser”), the Fund’s current Adviser.

After reviewing each matter carefully, the Board of Directors recommends that you vote FOR each of the proposals.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Sincerely,

Andrew Chen
President

THE TAIWAN FUND, INC.

Notice of Annual Meeting of Stockholders
January 12, 2009

To the Stockholders of THE TAIWAN FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of HSBC Global Asset Management (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 12, 2009 at 1:00 p.m., local time, for the following purposes:

(1)	To elect eight directors to serve for the ensuing year.

(2)	To approve a new form of Discretionary Investment Management Contract (the “New Management Agreement”) between the Fund and HSBC Global Asset Management (Taiwan) Limited (“HSBC Taiwan” or the “Adviser”), the Fund’s current Adviser.

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on December 1, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors

Adelina Louie
Secretary

December 5, 2008

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the offices of HSBC Global Asset Management (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 12, 2009 at 1:00 p.m., local time, and at any adjournments thereof. The Fund’s investment adviser is HSBC Global Asset Management (Taiwan) Limited (the “Adviser”), 99 Tun Hwa South Road, Section 2, Taipei, Taiwan, ROC.

The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is on or about December 5, 2008. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund’s administrator, State Street Bank and Trust Company, at the Fund’s address at P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for the election of directors and for the approval of the New Management Agreement described in this Proxy Statement. Abstentions are included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

The Board of Directors has fixed the close of business on December 1, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 18,574,946 shares of common stock.

Management of the Fund knows of no business other than those mentioned in Proposals 1 and 2 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2008 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049, Attention: William C. Cox, or by calling (800) 636-9242.

PROPOSAL 1 — ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the eight nominees listed below as directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Concerning Nominees and Officers

The following table sets forth certain information concerning each of the nominees as a director, each of whom is currently serving as a director of the Fund, and officers of the Fund.

			Principal
			Occupation(s)	Other
			or Employment	Directorships
Name, Address, and	Position(s) Held with	Director	During Past Five	in Publicly-Held
Age	Fund	Since	Years	Companies or Funds

Independent Current Directors
M. Christopher Canavan, Jr. (69) †# 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present).

Harvey Chang (57) †# 21/F, No. 172-1, Section 2, Ji-Lung Road Taipei, Taiwan, ROC	Chairman of the Board (since July 2005) and Director	2005	President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003-present).	Director, Taiwan Mobile Co. Ltd.; Director, CX Technology Corp.; Director, Lite-On Technology Corp.

Michael F. Holland (64) †# 375 Park Avenue, New York, New York 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc., Scottish Widows Investment Partnership Trust and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust.

Benny T. Hu (59) †# 6/F, 76 Tun Hwa South Road, Section 2, Taipei, Taiwan, ROC	Director	1993	Chairman, CDIB Bioscience
Venture Management, Inc.
(August 2001-present);
Chairman, China Development
Industrial Bank (June 2003-May
2004); Chairman, China
Development Asset
Management Corp. (June 2001-
May 2004); Ambassador-at-
Large, Republic of China (May
			2001-May 2006).	Director, Yangming Marine Transport Corp.; Supervisor, Taiwan High Speed Rail Corp.; Director, T-Join Transportation Co., Ltd.; Chairman, Whitesun International.

Anthony Kai Yiu Lo (60) †# 2/F, Hong Villa 12 Bowen Street, Hong Kong	Director	2003	Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-present); Founder and Managing Director, Prime Credit Ltd. (2001-January 2006).

Principal
			Occupation(s)	Other
			or Employment	Directorships
Name, Address, and	Position(s) Held with	Director	During Past Five	in Publicly-Held
Age	Fund	Since	Years	Companies or Funds

Christina Liu (51) †# 13 fl. No. 200 Keelung Road, Section 1, Taipei, Taiwan, ROC	Director	2005	Chief Economic Advisor, Daiwa Institute of Research (DIR) (2008-present); Legislator (People First Party, Two Consecutive Terms, First Chair National Legislative Representative), Legislative Yuan of the Republic of China (2002-2007); Finance Committee Chair,
Legislative Yuan of the Republic of China (2005-2007); Financial Law Reform Committee Chair, Legislative Yuan of the Republic of China (2005-present); Professor of Finance, National Taiwan University (1993-present); Adjunct Professor of Economics and Management, Tsinghua University of Beijing (2001-present).

Joe O. Rogers (59) †# 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Manager, The Rogers Team LLC (July 2001-present).	Director and Member of the Audit Committee, The China Fund, Inc.

Bing Shen (59) †# 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present); President CDIB & Partners Investment Holding Corporation (May 2004-August 2005); Executive Vice President, China
Development Industrial Bank
			(March 1999-May 2004).	Supervisor, CTCI Corporation; Independent Non-Executive Director, Delta Networks, Inc., Chairman, Audit Committee, Delta Networks, Inc.; Chairman, Audit Committee, CTCI Corporation.

			Principal
	Position(s)		Occupation(s)	Other Directorships
Name, Address, and	Held with	Officer	or Employment	in Publicly-Held
Age	Fund	Since	During Past Five Years	Companies or Funds

Officers
*Andrew Chen (44) 24th/F, 99 Tun Hwa South Road, Section 2, Taipei, Taiwan ROC	President	2007	CEO, HSBC Global Asset Management (Taiwan) Limited^ (November 2004-present); Research Director, JF Asset Management (Taiwan) Limited (November 2002-2004).	—

*Adelina Louie (42) HSBC Global Asset Management (Hong Kong) Limited Level 22 HSBC Main Building 1 Queen’s Road, Central, Hong Kong	Secretary and Treasurer	2004	Deputy Chief Operating Officer, Asia Pacific, HSBC Global Asset Management (Hong Kong) Limited (May 2006-present); Chief Operating Officer, HSBC Global Asset Management (Taiwan) Limited^ (March 2004-April 2006); Area Commercial Manager, HSBC (U.K.) Ltd. (February 2002-March 2004).	—

Richard F. Cook, Jr. (57) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, Maine 04101	Chief Compliance Officer	2007	Employee of Foreside Fund Services, LLC (November 2005-January 2006); Director of Foreside Compliance Services, LLC (January 2006-present); Chief Compliance Officer, Guinness Atkinson Funds (November 2005-present); Chief Compliance Officer, The Japan Fund, Inc. (April 2007-present); Managing Member of NorthLake, LLC (2002-present).	—

Mary Moran Zeven (47) 2 Avenue de Lafayette, 2nd Floor, Boston, Massachusetts 02111	Assistant Secretary	2005	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2002-present).	—

Elizabeth A. Watson (54) 4 Copley Place, 5th Floor, Boston, MA 02116	Assistant Secretary	2007	Vice President and Managing Counsel, State Street Bank and Trust Company (August 2007-present); Vice President and General Counsel (May 2004-July 2007) and Chief Compliance Officer (July 2004-October 2006), Quantitative Investment Advisors, Inc.; Clerk (July 2004-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Compliance Officer (July 2004-December 2005), Quantitative Group of Funds; President and General Counsel, U.S. Boston Capital Corporation (May 2004-July 2007); Principal, Watson & Associates (2002-2004).	—

^	As of June 2, 2008, HSBC Investments (Taiwan) Limited changed its name to HSBC Global Asset Management (Taiwan) Limited.

†	Nominee for director.

#	There is one Portfolio in the Fund Complex overseen by the Directors.

*	Officer is considered to be an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Adviser.

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter, which is attached as Appendix A. The current members of the Audit Committee are Messrs. Canavan, Holland, Lo, Rogers and Shen. The Audit Committee convened four times during the fiscal year ended August 31, 2008.

The Fund’s Board of Directors has determined that the Fund has at least one Audit Committee financial expert. Mr. M. Christopher Canavan, Jr., an independent director, is the Audit Committee’s financial expert.

The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating Committee does not consider nominees recommended by the security holders. The Board believes that it is appropriate for the Fund to have such a policy regarding nominees recommended by security holders because the Committee has not previously received any director candidate recommendations from a non-director stockholder. The Fund’s Nominating Committee is composed of directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”), and independent (as defined in the NYSE listing standards), and its actions are governed by the Fund’s Nominating Committee Charter, attached hereto as Appendix B. The current members of the Nominating Committee are Messrs. Canavan, Chang, Lo and Ms. Liu. The Nominating Committee convened once during the fiscal year ended August 31, 2008.

Persons recommended by the Fund’s Nominating Committee as candidates for nomination as directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE.

The Fund’s Board of Directors has a Fair Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The Fund’s Fair Valuation Committee is composed of directors who are not interested persons of the Fund as well as certain employees of the Fund’s Adviser. The current Directors who are members of the Fair Valuation Committee are Messrs. Holland, Lo and Rogers. The Fair Valuation Committee met once during the fiscal year ended August 31, 2008.

The Fund’s Board of Directors has an Investment Management Oversight Committee which is responsible for overseeing and evaluating the nature and quality of the investment services provided to the Fund by the Adviser in order to assist the Board in overseeing the investment services being provided to the Fund by the Adviser. The current members of the Investment Management Oversight Committee are Messrs. Chang and Hu and Ms. Liu. The Investment Management Oversight Committee convened four times during the fiscal year ended August 31, 2008.

The Board of Directors of the Fund held four regular meetings and two special meeting during the fiscal year ended August 31, 2008. For the fiscal year ended August 31, 2008, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he or she served.

For annual or special stockholder meetings, directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, eight Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by directors and nominees for director as of November 17, 2008.

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or
to be Overseen by
Director or Nominee in
Name of Director or	Dollar Range of Equity	Family of Investment
Nominee	Securities in the Fund	Companies†

Current Directors
M. Christopher Canavan, Jr.	$1-$10,000	$1-$10,000
Harvey Chang	None	None
Michael F. Holland	$10,001-$50,000	$10,001-$50,000
Benny T. Hu	None	None
Christina Liu	None	None
Anthony Kai Yiu Lo	None	None
Joe O. Rogers	$10,001-$50,000	$10,001-$50,000
Bing Shen	None	None

†	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Family of Investment Companies.

No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was $528,833 during the fiscal year ended August 31, 2008. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of $20,000 plus $2,500 for each directors’ meeting and committee meeting attended in person, and $2,500 for each meeting attended by telephone.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2008, as well as the total compensation earned by each director from the Fund and other funds advised by the Adviser or its affiliates (collectively, the “Fund Complex”).

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and Fund
	Compensation	As Part of Fund	Benefits Upon	Complex Paid to
Name of Person	From Fund(1)	Expenses	Retirement	Directors(2)

M. Christopher Canavan, Jr.	$45,000.00	—	—	$45,000.00
Harvey Chang	$37,500.00	—	—	$37,500.00
Michael F. Holland	$47,500.00	—	—	$47,500.00
Benny T. Hu	$33,380.00	—	—	$33,380.00
Christina Liu	$32,500.00	—	—	$32,500.00
Anthony Kai Yiu Lo	$44,190.00	—	—	$44,190.00
Joe O. Rogers	$47,500.00	—	—	$47,500.00
Bing Shen	$45,000.00	—	—	$45,000.00

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There is one fund in the Fund Complex.

Required Vote

The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld will have no effect on the outcome of the elections.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTORS.

PROPOSAL 2 — APPROVAL OF A NEW FORM OF DISCRETIONARY INVESTMENT MANAGEMENT AGREEMENT

On October 27, 2008, the Board and all of the Independent Directors, voted to approve and recommend to stockholders a new form of Discretionary Investment Management Contract (the “New Management Agreement”) between the Fund and Adviser. The New Management Agreement, if approved, will replace the two agreements pursuant to which the Adviser currently manages the assets of the Fund: 1) the Securities Investment Trust-Investment Management and Custodian Contract, dated August 22, 2001 (the “Current Management Contract’’), and 2) the Investment Advisory and Management Agreement, dated August 22, 2001 (the “Current Advisory Agreement,” and together with the Current Management Contract, the “Current Agreements”). The Current Agreements were approved by a vote of the Fund’s stockholders during a special meeting of the Fund’s stockholders on August 22, 2001. The Current Management Contract provides for management of the assets of the Fund held through an investment trust (the “Trust”) established by the Current Management Contract. Assets held in the Trust are invested in Taiwan, primarily in equity securities listed on the Taiwan Stock Exchange (the “TSE”). Assets of the Fund held outside of the Trust are managed by the Adviser under the Current Advisory Agreement, which has been supplemented by a Direct Investment Management Agreement (the “DIM Agreement”) between the Fund and the Adviser. The DIM Agreement supplements the Current Advisory Agreement with provisions required by Taiwan law to permit the Adviser to manage the assets of the Fund that are invested in Taiwan but not through the Trust.

The Fund is in the process of redeeming its interest in the Trust — in other words, removing assets from the Trust so that those assets can be invested directly by the Fund. The Fund is doing this so that it can have greater flexibility in how it invests its assets in the future — for example, investing in securities of Taiwan companies that are listed on stock exchanges other than the TSE. The Fund anticipates that it will have fully redeemed its interest in the Trust during 2009, at which point the Trust and the Current Management Contract will terminate. The Fund is proposing to enter into the New Management Agreement with the Adviser to take the place of the Current Agreements at the time that the Current Management Contract terminates.

The New Management Agreement provides for the Adviser to provide the same investment advisory and management services as it provides under the Current Agreements except that it would apply to all of the assets of Fund regardless of where they are held. The Adviser’s duties under the New Management Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Fund’s Board of Directors.

Under both the New Management Agreement and the Current Agreements, the Fund bears expenses for (i) the acquisition costs of assets of the Fund, (ii) the disposal cost arising on the disposal of assets of the Fund, (iii) stamp and similar duties and charges in respect of the Fund, (iv) the cost of registering assets in the name of the Fund’s custodian, (v) expenses incurred in the collection and distribution of income derived from assets held in the Fund, (vi) expenses of any auditors or legal advisers in connection of the Fund’s assets, (vii) all taxation payable in respect of income of (including stock dividends), or the holdings of or dealing with assets held in, the Fund, (viii) all proper expenses incurred by the custodian in connection with the acquisition or disposal of any assets held in the Fund, (ix) any compensation payable to the Adviser or the custodian, (x) the cost relating to the publication of Unit prices of the net assets of the Fund, (xi) the costs for any regular report sent to stockholders of the Fund, (xii) the expenses incurred by the Fund in connection with its organization, the public offering of its shares to investors in the United States and elsewhere, its registration and operation as a registered investment company under the Investment Company Act of 1940 and its qualification as a regulated investment company under the United States Internal

Revenue Code and (xiii) all other expenses incurred by the Adviser on behalf of the Fund in the course of performing its duties. Under both the New Management Agreement and the Current Agreements, the Adviser bears all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Fund, as specifically provided above. The Adviser is also required to bear the fees and expenses of the Fund’s officers and directors who are interested persons of the Adviser, if any.

The New Management Agreement may be terminated by the Fund upon the vote of a majority of the directors or by the vote of a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act, without payment of any penalty, upon 60 days’ written notice to the Adviser, and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser. The New Management Agreement will also terminate (i) if required by Taiwan regulators, (ii) if in the opinion of the Adviser further operation of the Fund in accordance with the New Management Agreement is illegal, impractical or inadvisable having regard solely to the interests of the Fund, or (iii) upon the removal of the Adviser (liquidation or bankruptcy or revocation of the ROC license of the Adviser being deemed to be a removal of the Adviser).

If approved by stockholders, the New Management Agreement would remain in effect for an initial period of two years from the date of its execution by the Fund. Thereafter, the New Management Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Directors as a whole or a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act.

Fee Provisions of the New Management Agreement

The compensation to be paid to the Adviser under the New Management Agreement is identical to the compensation currently being paid to the Adviser under the Current Agreements. Under the terms of the Current Management Contract, the Adviser is entitled to receive for its services, a monthly basic fee, payable in NT dollars, at an annual rate of 1.30% of the Fund’s average daily net assets (including both Taiwan and U.S. assets). In addition, the basic fee payable to the Adviser is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund’s average net assets) on a monthly basis, depending on the performance of the Fund’s investment compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months. Effective for the period from January 1, 2008 to August 31, 2008, the Adviser pursuant to a written agreement began waiving a portion of the basic fee so that the basic fee will not exceed an annual rate of 1.00% of the Fund’s average daily net assets (the “Waiver”). On September 1, 2008, the Waiver automatically renewed for an additional 12 months. The Adviser must provide 90 days’ advance notice of its intention to terminate the Waiver. Under the New Management Agreement, the basic fee will be 1.00% of the Fund’s average daily net assets and the base fee will be subject to the same performance adjustment as under the Current Agreements, as described above. The aggregate amount of advisory fees paid by the Fund to the Adviser were US $3,445,557.39, for the fiscal year ended August 31, 2008. There were no additional payments made to the Adviser by the Fund for the fiscal year ended August 31, 2008.

The Factors Considered by The Board of Directors Regarding The New Management Agreement

The Board was asked to approve a New Management Agreement with substantially the same terms and conditions as the Current Agreements, including fees. The Board was assured by the Adviser that the Fund would continue to be managed in substantially the same manner by the same personnel under the New Management Agreement as under the Current Agreements. The New Management Agreement is legally required to be reviewed and re-approved by the Board once a year, after its initial two year term. Throughout the year, the Board considers a wide variety of materials and information about the Fund’s investment management arrangements, including, for example, the Fund’s investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of the Adviser and reviews and evaluates their professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the meeting described below.

Approval Process

The Board, including a majority of Independent Directors, unanimously approved the New Management Agreement at an “in person” meeting held on October 27, 2008 (the “Meeting”). The Board also approved renewal of the Current Agreements at the Meeting. In determining whether it was appropriate to approve the New Management Agreement, the Board reviewed the same information, provided by the Adviser, as it reviewed in connection with the renewal of the Current Agreements and which it believed to be reasonably necessary to reach its conclusion. At the Meeting, the Board discussed issues pertaining to the proposed approval of the New Management Agreement with representatives from the Adviser and with legal counsel. This information together with the information provided to the Directors throughout the course of the year formed the primary basis for the Directors’ determinations.

During the Meeting, the Board met in an executive session for the purpose of considering the approval of the New Management Agreement. During that executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors. The Directors reviewed the contract approval materials provided by the Adviser, including, but not limited to (1) an organizational overview of the Adviser and biographies of those personnel providing services to the Fund, (2) a draft of the New Management Agreement, (3) a profitability analysis of the Adviser under the Current Agreements, (4) financial statements of the Adviser, (5) Form ADV of the Adviser, and (6) performance and fee comparison data provided by Fundamental Data, a third party vendor of such information.

In deciding whether to approve the New Management Agreement, the Directors considered various factors, including (1) the nature, extent and quality of the services to be provided by the Adviser under the New Management Agreement and currently provided under the Current Agreements, (2) the investment performance of the Fund, (3) the costs to the Adviser of its services and the profits realized by the Adviser under the Current Agreements from its relationship with the Fund, and (4) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the New Management Agreement reflect these economies of scale.

1.	Nature, Extent and Quality of the Services provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the New Management Agreement as well as the Current Agreements the Adviser is responsible for managing the investment operations of the Fund in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund’s securities transactions, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Fund, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Directors also considered information about the Adviser’s overall investment management business, noting that the Adviser manages other funds in the Asia Pacific region. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Directors took into account the fact that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so under the New Management Agreement.

2.	Investment Performance of the Fund

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund’s investments was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by the Adviser throughout the preceding year, the Directors determined that the Fund had outperformed the TAIEX for the three, five and ten-year periods ending August 31, 2008. They further determined that the Fund’s performance since its inception compared well to the TAIEX benchmark. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was similar, or lower than, those of their direct competitors. Accordingly, they concluded that the performance of the Fund was satisfactory.

3.	The Costs to the Adviser of its Services and the Profits realized by the Adviser from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to the Adviser under the Current Agreements and noted that a similar profitability could be expected under the New Management Agreement. The Directors had been provided with data on the Fund’s profitability to the Adviser for the Fund’s last fiscal year. They first discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations. After extensive discussion and analysis they concluded that, to the extent that the Adviser’s relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive. In considering whether the Adviser benefits in other ways from its relationship with the Fund, the Directors noted that other than the advisory fee, there is no other investment advisory and brokerage fee received or receivable by the Adviser or its affiliates from the Fund. The Directors concluded that, to the extent that the Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser’s fees excessive.

4.	The Extent to which Economies of Scale would be Realized if and as the Fund Grows and whether the Fee Levels in the New Management Agreement Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that the Adviser would not at this time realize economies of scale in the management of the Fund. In order to better evaluate the Fund’s advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds — i.e., closed-end funds that invest in equity securities listed on stock exchanges in the Asia-Pacific region. The Directors noted that, although the Fund’s effective management fee was higher than the management fees paid by similar funds, the Fund’s total expense ratio was lower than or comparable to four of the 18 comparable funds’ total expense ratio. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of the Adviser’s fees. The Directors also considered that, in addition to the monthly basic fee to be paid to the Adviser at an annual rate of 1.00% of the Fund’s average daily net assets, the basic fee is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund’s average net assets) on a monthly basis, depending on the performance of the Fund’s investments compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months.

Approval of The New Management Agreement

The Directors approved the New Management Agreement after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Fund had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund’s relationship with the Adviser was not so profitable as to render the fees excessive, and that any additional benefits to the Adviser were not of a magnitude materially to affect the Directors’ deliberations.

Information About The Adviser

HSBC Global Asset Management (Taiwan) Limited (“HSBC Taiwan”) currently serves as the Adviser to the Fund pursuant to the Current Agreements. HSBC Taiwan will continue to serve as the adviser to the Fund under the New Management Agreement. HSBC Taiwan was incorporated in Taipei, Taiwan in 1986 and registered as an investment adviser under the Investment Advisers Act of 1940. HSBC Taiwan was formerly known as China Securities Investment Trust Corporation (CSITC). In August 2001, CSITC was acquired by HSBC Asset Management (Europe) Limited and renamed HSBC Asset Management (Taiwan) Limited. HSBC Asset Management (Taiwan) Limited changed its name to HSBC Investments (Taiwan) Limited, effective April 29, 2005, and as of June 2, 2008, HSBC Investments (Taiwan) Limited changed its name to HSBC Global Asset Management (Taiwan) Limited. The Adviser’s offices are located at 24th Floor, Section 2, 99 Tun Hwa South Road, Taipei, Taiwan ROC.

HSBC Taiwan is a wholly-owned subsidiary of HSBC Holdings plc, one of the largest banks and financial services companies in the world with assets of US$2.547 billion as of June 30, 2008. HSBC Holdings plc is incorporated in England, with its head office in London. As of October 30, 2008, HSBC Taiwan managed NT$84.1 billion (approximately US$2.63 billion) in assets. HSBC Holdings plc has 335,000 employees worldwide and maintains 9,500 offices in 85 countries and territories. The principal address of HSBC Holdings plc is 8 Canada Square, London, E14 5HQ, United Kingdom.

The following table sets forth certain information concerning the principal executive officer and each of the directors of the Adviser.

	Position(s)		Principal
	Held with		Occupation(s)
Name and Address	the Adviser	Since	or Employment

Andrew Chen 24th/F, 99 Tun Hwa South Road, Section 2, Taipei, Taiwan ROC	Chief Executive Officer and Director	2005	CEO, HSBC Global Asset Management (Taiwan) Limited^.

Eva SL Lo 24th/F, 99 Tun Hwa South Road, Section 2, Taipei, Taiwan ROC	Chief Compliance Officer and Director	2006	Chief Compliance Officer, HSBC Global Asset Management (Taiwan) Limited^.

Chen Hung Jerry Lee 24th/F, 99 Tun Hwa South Road, Section 2, Taipei, Taiwan ROC	Director	2007	Senior Vice President, HSBC Global Asset Management (Taiwan) Limited^.

Winnie W.T. Yu 24th/F, 99 Tun Hwa South Road, Section 2, Taipei, Taiwan ROC	Chief Operating Officer and Director	2007	Chief Operating Officer, HSBC Global Asset Management (Taiwan) Limited^.

Rudolf Eduard Walter Apenbrink HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong	Chairman and Director	2007	Chief Executive Officer of Asia, HSBC Global Asset Management (Hong Kong) Limited.

^	As of June 2, 2008, HSBC Investments (Taiwan) Limited changed its name to HSBC Global Asset Management (Taiwan) Limited.

Required Vote

The 1940 Act requires that an investment advisory contract between an investment company and an investment adviser be in writing, that such contract specify, among other things, the compensation payable to the adviser pursuant thereto and that such contracts be approved by the holders of a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act and discussed below.

Approval of the New Management Agreement will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock. As defined in the 1940 Act, a “majority of the outstanding shares” means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under the Current Agreements if this proposal is not approved by stockholders.

A form of the New Management Agreement is attached as Appendix C.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND HSBC TAIWAN.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2008 with management, the Adviser and Tait Weller & Baker LLP, the Fund’s independent registered public accounting firm, and has discussed with Tait Weller & Baker LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and letter from Tait Weller & Baker LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Tait Weller & Baker LLP its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2008 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

M. Christopher Canavan, Jr., Chairman of the Audit Committee
Joe O. Rogers, Member of the Audit Committee
Anthony Kai Yiu Lo, Member of the Audit Committee
Michael F. Holland, Member of the Audit Committee
Bing Shen, Member of the Audit Committee

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller & Baker LLP also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller & Baker LLP are expected to be available via telephone at the meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the meeting.

Audit Fees.  For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller & Baker LLP billed the Fund aggregate fees of US$57,500 and US$55,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees.  For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller & Baker LLP billed the Fund aggregate fees of US$6,800 and US$6,500, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s audit committee.

Tax Fees.  For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller & Baker LLP billed the Fund aggregate fees of US$13,200 and US$12,500, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees.  For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller & Baker LLP did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller & Baker LLP billed the Fund fees for the fiscal years ended August 31, 2008 and August 31, 2007 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2008 and August 31, 2007, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller & Baker LLP.

Tait Weller & Baker LLP did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2008 and August 31, 2007.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of December 3, 2008. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

	Name and Address of	Amount and Nature of	Percent
Title of Class	Beneficial Owner	Beneficial Ownership	of Class*

Common Stock	Credit Suisse 11 Madison Avenue, New York, New York 10010	Has sole power to vote and dispose of 1,306,341 shares.	7.03%

Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 1,274,764 shares.	6.86%

*	Percentages are based on the number of outstanding shares of the Fund as of December 3, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Fund’s officers and directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to Section 12 of the Exchange Act, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Georgeson, Inc. to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $60,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson, Inc., in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2010 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) not later than August 8, 2009. Any stockholder who desires to bring a proposal at the Fund’s 2010 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049), not before October 15, 2009 and not later than November 13, 2009.

By order of the Board of Directors,

Adelina Louie
Secretary

c/o State Street Bank and Trust Company
P.O. Box 5049
2 Avenue de Lafayette,
Boston, Massachusetts 02206-5049

December 5, 2008

Appendix A

The Taiwan Fund, Inc.

AMENDED AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b) each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II.	Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for the appointment, compensation, retention and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants are required to report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request information which would be material to the Audit Committee regarding: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b) to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*;

(c) to pre-approve all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

(d) to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers, and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(e) to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent

* The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.
** The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(f) to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g) to review and discuss the Fund’s audited financial statements with Fund management;

(h) to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;

(j) to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k) to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(l) to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m) to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(n) to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(p) to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(q) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

(r) to at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review (if any peer review is conducted), of the firm, or by inquiry or investigation by governmental or professional authorities, within the preceding 5 years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issue; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund;

(s) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors; and

(t) to perform such other functions consistent with this Audit Committee Charter, the Fund’s Certificate of Incorporation, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

IV.	Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such limes as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.

Adopted 10/20/03

Appendix B

The Taiwan Fund, Inc.

NOMINATING COMMITTEE CHARTER

Purpose of Committee

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of The Taiwan Fund, Inc. (the “Fund”) is to recommend individuals to the Board for nomination as members of the Board and its committees. The Committee shall report to the Board on a regular basis and not less than once a year.

Committee Membership

The Committee shall consist solely of three or more members of the Board, each of whom is, in the business judgment of the Board, “independent” under the rules of the New York Stock Exchange, Inc. (the “NYSE”) and “non-interested” under the Investment Company Act of 1940.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. In appointing members of the Committee, the Board will take into consideration such factors as it deems appropriate including, but not limited to, judgment, skill, business experience and diversity.

Committee Structure and Operations

The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may request members of management or others to attend meetings and provide pertinent information as necessary.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1. Make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board.

2. Identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the NYSE and the Securities and Exchange Commission (the “SEC”) to maintain a minimum number of

B-1

independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. In the event the Fund is legally required, by contract or otherwise, to provide a third party with the ability to nominate a director, the selection and nomination of such director need not be subject to the Committee’s review.

3. Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee, the interplay of the candidate’s experience with the experience of other committee members, requirements of the NYSE for independent members to serve on the Fund’s audit and compensation committees and the Committee, and requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee.

4. To periodically review director and committee member compensation and recommend any appropriate changes in compensation to the Board.

5. To fulfill any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

Performance Evaluation

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund. The Committee shall have the sole authority to select and retain a consultant or search firm, to terminate any consultant or search firm retained by it, and to approve the consultant or search firm’s fees and other retention terms.

B-2

Appendix C

The Taiwan Fund, Inc.

Form of Discretionary Investment Management Contract

This Discretionary Investment Management Contract (this “Contract”) dated as of [           2009] is made by and between The Taiwan Fund, Inc., a corporation organized under the Delaware laws of the United States with a registered office at c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, MA 02206-5049 (the “Fund”) and HSBC Global Asset Management (Taiwan) Limited, a corporation organized under the laws of the Republic of China (“R.O.C.”) with a registered office at 24 Floor, No. 99, Sec. 2, Tun Hwa S. Rd., Taipei 106, Taiwan (“HSBC Taiwan”).

Each of the parties named above shall be referred to collectively as the “Parties” and individually as a “Party”.

WITNESSETH:

WHEREAS, the Fund is a diversified, closed-end investment management company registered under the U.S. Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, HSBC Taiwan is a licensed securities investment trust enterprise registered and validly existing under the laws of the R.O.C. which has been approved by the Financial Supervisory Commission, Executive Yuan of the R.O.C. (the “FSC”) to carry out securities discretionary investment business (Business License Number: 2102255), and is also an investment adviser registered under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Fund, HSBC Taiwan and the International Commercial Bank of China (the name of which has been changed to Mega International Commercial Bank Co., Ltd.) have entered into a Securities Investment Trust-Investment Management and Custodian Contract dated August 22, 2001 (the “Management Contract”) providing for management by HSBC Taiwan of assets of the Fund held in the R.O.C. under a trust fund structure (the “Trust”);

WHEREAS, the Fund and HSBC Taiwan have also entered into an Investment Advisory and Management Agreement dated August 22, 2001 (“Advisory Agreement”) to retain HSBC Taiwan to furnish investment advisory and management services for the Fund’s assets which may be held in the United States, either pending remittance to the R.O.C. of the net proceeds of any offering of the Common Stock of the Fund, or after distribution to the Fund under the Management Contract, or upon borrowing by the Fund from a bank in the United States for temporary or emergency purposes, or otherwise as permitted under applicable R.O.C. law and regulations (such assets of the Fund being referred to herein as the “U.S. Assets”); and

WHEREAS, the Fund and HSBC Taiwan have entered into a Discretionary Investment Management Contract, dated December   , 2008 (the “Interim DIM Contract”) to provide for management of the Fund’s assets held in the R.O.C. (the

“R.O.C. Assets”) in accordance with the Advisory Agreement by setting forth therein provisions, in addition to the provisions in the Advisory Agreement, necessary to comply with the R.O.C. laws and relevant regulations regarding discretionary investment management to permit HSBC Taiwan to provide investment advisory and management services for the Fund’s R.O.C. Assets under a discretionary and non-trust-fund structure in accordance with the R.O.C. laws and other applicable laws; and

WHEREAS, the Fund is redeeming its units in the Trust and anticipates the termination of the Trust upon the redemption of all of its units in the Trust, at which time the Management Contract will also terminate; and

WHEREAS, the Fund desires to provide for the management of all of its assets by HSBC Taiwan under one agreement upon termination of the Trust and the Management Contract, and the Fund and HSBC Taiwan desire to enter into this contract for that purpose.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the Parties hereby agree as follows:

Article 1	(Procedure Prior to, and affect of, the Execution of this Contract)

1.1 Pursuant to the Securities Investment Trust and Consulting Act (the “SITC Act”), HSBC Taiwan has already interpreted and delivered to the Fund the terms and conditions of this Contract and the “Discretionary Investment Prospectus and Risk Disclosure Statement” attached hereto as Appendix I seven (7) days prior to the execution of this Contract.

1.2 HSBC Taiwan has thoroughly understood the financial capability, investment experiences, objectives and requirements of the Fund and informed the Fund of the trading characteristics of securities-related products, possible risks or legal restrictions associated with it. Taking the above matters into consideration, HSBC Taiwan has also consulted with the Fund and deliberated on the amount or price of DIM Assets (as defined in Article 3.1) as well as basic guidelines for investment or trading and the scope of investment or trading with the Fund prudently.

1.3 Upon execution of this Contract, each of the Management Contract, Advisory Agreement and Interim DIM Contract shall terminate. This Contract shall be deemed as a continuation of the Advisory Agreement and the Interim DIM Contract and shall supersede the Advisory Agreement and the Interim DIM Contract.

Article 2	(Retaining of Discretionary Investment Services)

The Fund has read and confirmed the contents of this Contract and hereby agrees to retain HSBC Taiwan to conduct securities investment and securities-related products trading for the Fund’s R.O.C. Assets and non-R.O.C. Assets (together, the Fund Assets”) and HSBC Taiwan agrees to provide such services, based on its professional investment judgment and within the scope of authorization provided by this Contract, under a non-trust-fund structure and on a discretionary basis, in accordance with this Contract, relevant R.O.C. laws and regulations and rules stipulated by the Securities Investment Trust and Consulting Association of the R.O.C. (the “SITCA”).

Article 3	(The Content, Amount or Price of Discretionary Investment Assets)

3.1 The Parties agree that the assets to be delivered to the R.O.C. Custodian (as defined in Article 7.1) for discretionary investment management by HSBC Taiwan under this Contract (“DIM Assets”) shall be in the form of cash upon delivery and the initial amount of the DIM Assets accepted by HSBC Taiwan is stated in Appendix II, which shall be delivered upon execution of this Contract by both parties in an amount of no less than NTD five million or any other amount required under the R.O.C. laws (“Minimum DIM Amount”). The Parties agree that the Fund may, at any time as it deems necessary and appropriate, increase or decrease the DIM Assets by sending a prior written notice to HSBC Taiwan and the R.O.C. Custodian and delivering to or returning from the R.O.C. Custodian the relevant amount of DIM Assets, provided that the amount of DIM Assets upon the time of such increase and decrease of the DIM Assets shall not be less than the Minimum DIM Amount. Such written notice of increasing or decreasing the DIM Assets shall be incorporated hereto as part of this Contract at the time when the following two conditions have been met: (i) the Fund serves such written notice on HSBC Taiwan and the R.O.C. Custodian, and (ii) the Fund delivers to or is returned from the R.O.C. Custodian the increased or decreased portion of DIM Assets.

3.2 The DIM Assets referred to in Article 3.1 hereof shall include the assets delivered by the Fund (“Delivered Assets”) and any proceed and profit derived from the Delivered Assets and the management of them during the term of this Contract.

Article 4	(Agreement of Basic Guidelines and Scope of Investment or Trading and the Amendment thereof)

4.1 HSBC Taiwan shall conduct the investment, trading and management of Fund Assets with full discretion in accordance with the basic guidelines and scope of investment or trading and management of idle funds as stipulated in the Appendix III.

4.2 During the term of this Contract, the basic guidelines and scope of investment or trading and management of idle funds referred to in Article 4.1 may be amended by the Fund by written notice to HSBC Taiwan in accordance with Article 23 hereof and such amendment shall be incorporated hereto as part of this Contract.

Article 5	(Authorization of Right of Investment or Trading Decision-making and Right of Instruction on Assets Management and the Restriction thereof)

Unless otherwise provided in this Contract or relevant laws and regulations, subject to the basic guidelines and scope of investment or trading specified in the preceding Article, the Fund authorizes HSBC Taiwan the right to make the investment or trading decision-making, to conduct trading of securities or securities-related products, to instruct the appropriate Custodian (as defined below) to conduct required settlement of funds and certificates or payment of margins and premiums, account-opening, disposition of the Fund Assets and any rights required for assets management of the Fund Assets, with full authority and discretion. A separate consent or authorization from the Fund is not required.

Article 6	(Designation and Change of Investment Manager)

6.1 Before the execution of this Contract, HSBC Taiwan has prepared information related to the education background and experience of each investment manager for the Fund and delivered such information to the Fund for review. The Parties agree to designate the persons listed in the Appendix IV as the investment manager and his deputy of the discretionary investment management under this Contract. During the term of this Contract, HSBC Taiwan may notify the Fund in writing of a change in the investment manager and re-designate a person acceptable to both Parties as the new investment manager.

6.2 If the investment manager leaves office or for some reasons cannot perform his/her duties, HSBC Taiwan shall notify the Fund immediately and the designated deputy shall perform the duties of the investment manager before the new investment manager is designated according to Article 6.1.

6.3 The investment manager and the deputy referred to in Articles 6.1 and 6.2 shall be responsible for conducting, for and on behalf of HSBC Taiwan, the investment or trading analysis, judgment, decision making and other obligations of HSBC Taiwan related to the DIM Assets in accordance with the basic guidelines and scope of investment or trading stipulated in Appendix III and based on his professional knowledge and exercising due care of a prudent person.

Article 7	(Designation and Change of Custodian)

7.1 The Fund has designated Mega International Commercial Bank Co., Ltd, a financial institution organized under the laws of the R.O.C. with its principal place of business at 11 Floor, No. 100, Chi Lin Rd., Taipei, Taiwan, as the custodian to take custody of the DIM Assets (“R.O.C. Custodian”) and has entered into, or been the beneficiary of, a custody contract (“R.O.C. Custody Contract”) with the R.O.C. Custodian under which the DIM Assets shall be placed with the R.O.C. Custodian for custody and R.O.C. Custodian shall carry out the account-opening for securities investment or securities-related products trading, custody of funds and certificates, payment of margins and premiums, trading settlement, handling custody account matters and any other relevant matters in accordance with the R.O.C. Custody Contract and relevant R.O.C. laws and regulations. The Fund has also designated State Street Bank and Trust Company, a financial institution organized under the laws of the State of Massachusetts as custodian of the Fund Assets (the “Fund Custodian” and, together with the R.O.C. Custodian, the “Custodians”).

7.2 The Fund, HSBC Taiwan and the R.O.C. Custodian has entered into a Tripartite Agreement of Discretionary Investment. The above-mentioned R.O.C. Custody Contract and the Tripartite Agreement of Discretionary Investment, which have been a part of the Interim DIM Contract, shall constitute a part of this Contract upon the execution of this Contract.

7.3 In the event that the R.O.C. Custodian is unable to perform the obligations under the R.O.C. Custody Contract due to certain reasons or unable to continuously providing custody services due to the cancellation or termination of the R.O.C. Custody Contract, the Fund shall notify or cause the R.O.C. Custodian to notify HSBC Taiwan immediately. It shall be the responsibilities of the R.O.C. Custodian to conduct, in accordance with R.O.C. Custody Contract, the clearance and settlement, payment and collection of margins and premiums in connection with the trading or transactions of the DIM Assets concluded prior to HSBC Taiwan’s receipt of the notice of the Fund or the R.O.C. Custodian under this paragraph. HSBC Taiwan shall not be liable for any loss incurred due to the R.O.C. Custodian’s failure to conduct such clearance, settlement, payment or collection of margins or premiums.

7.4 During the term of this Contract, the Fund may change a Custodian provided that the Fund shall notify HSBC Taiwan in writing and, if the R.O.C. Custodian is changed, the execution of the new R.O.C. Custody Contract shall be handled in accordance with Article 7.1 and Article 19 of this Contract. The transfer of DIM Assets from the original R.O.C. Custodian to the newly appointed R.O.C. Custodian, and relevant settlement, clearance, disposition or any other relevant matter required to be handled by the R.O.C. Custodian in connection with the DIM Assets during the transition period shall be negotiated and jointly determined by the Fund, HSBC Taiwan, the original R.O.C. Custodian and the newly- appointed R.O.C. Custodian.

Article 8	(Method of Custody of the DIM Assets)

The custody of the DIM Assets shall be made by the R.O.C. Custodian in accordance with the R.O.C. Custody Contract and the SITC Act and the relevant R.O.C. laws and regulations.

HSBC Taiwan or any of its representatives, employees or agents may not keep, or have any third party other than the R.O.C. Custodian keep, custody of the DIM Assets.

Article 9	(Opening of Accounts)

9.1 After entering into the Tripartite Agreement of Discretionary Investment with the Fund and the R.O.C. Custodian, HSBC Taiwan shall instruct the R.O.C. Custodian to enter into relevant account-opening and brokerage agreements or other contracts, if necessary, with the securities firm(s), futures commission merchant(s) or any other transaction counterparty (the “Trading Counterparty”) on behalf of the Fund, and to open the relevant investment trading accounts, futures trading accounts, a centralized securities depository account, bank deposit accounts, the custody account and any other accounts necessary for executions of transaction of DIM Assets.

9.2 HSBC Taiwan shall cooperate with the R.O.C. Custodian in the account opening, execution of contracts and other related procedures referred to in Article 9.1 in accordance with the Operation Rules for the Conduct of Discretionary Investment Business by Securities Investment Trust Enterprises and Securities Investment Consulting Enterprises of Securities Investment Trust and Consulting Association of the R.O.C. (the “Operation Rules”). The account opening and brokerage agreement referred to in Article 9.1 shall stipulate clearly the responsibility of HSBC Taiwan in the Ultra Vires Transactions as referred to in Article 12 of this Contract.

9.3 The opening of the discretionary investment account (“DIM Account”) shall comply with the provisions of the Operation Rules and this Contract. HSBC Taiwan may not start the discretionarily investment or trading until the execution of all of the contracts and the completion of procedures for account-opening prescribed in Article 9.1.

9.4 During the term of this Contract, the Fund may not use the investment trading account and futures trading account referred to in Article 9.1 for purposes other than those under this Contract.

9.5 The Fund agrees that HSBC Taiwan may place an order via the omnibus account at the securities firm when engaging the securities firm to trade securities on behalf of the Fund. The Fund shall issue a power of attorney to the securities firm for recordation.

Article 10	(Designation or Change of Trading Counterparty)

10.1 The Fund hereby authorizes HSBC Taiwan to designate the Trading Counterparty. For such designation, HSBC Taiwan shall assess the financial, business and credit conditions of the designee and give due attention to appropriate diversification to avoid over-concentration, and shall notify the R.O.C. Custodian immediately after the designation. If HSBC Taiwan and the designated Trading Counterparty or securities firm have mutual investment or control and subordination relationship with each other, HSBC Taiwan shall notify the Fund of such fact promptly.

10.2 During the term of this Contract, the Fund may request HSBC Taiwan to change the Trading Counterparty, by sending a written notice to HSBC Taiwan 10 days prior to said change. The designation of the new Trading Counterparty shall be handled in accordance with Article 10.1, provided that the change shall not affect the transactions already conducted prior to HSBC Taiwan’s receipt of the Fund’s such notice.

Article 11	(Instruction on Collection and Payment)

11.1 After confirming the content of transaction with respect to the DIM Assets with the securities brokerage firm or other Trading Counterparty on the transaction date or any other applicable date, HSBC Taiwan shall immediately issue to the R.O.C. Custodian a settlement instruction letter that specifies the information of Trading Counterparty, object, transaction date, settlement date, method and terms of settlement, and the price and volume of securities to be settled.

11.2 If HSBC Taiwan engages in securities-related products transaction with respect to the DIM Assets for which it is required to deposit or withdraw margins or payment or collection of any funds, HSBC Taiwan shall issue an instruction letter of collection or payment to the R.O.C. Custodian. Depending on the nature of the amount to be collected or paid, the instruction letter shall specify the number and title of the futures trading account, account number of client’s margins account, the Trading Counterparty, collection or payment date, amount receivable or payable etc.

11.3 The Fund shall specify in the R.O.C. Custody Contract the procedures to handle the disputes over the Ultra Vires Transaction (as defined in Article 12.1) instructed by HSBC Taiwan in its instruction letters issued in accordance with in Articles 11.1 and 11.2 hereof. Such procedure shall comply with the Operation Rules.

Article 12	(Handling of Ultra Vires Transactions)

12.1 In the event of an ultra vires transaction (“Ultra Vires Transaction”) made by HSBC Taiwan in connection with the investment of DIM assets in securities or in other financial instruments approved by the FSC or in engaging in securities-related products trading, HSBC Taiwan shall be liable for the performance of the obligation arising from such Ultra Vires Transaction, and shall deposit necessary funds, certificates or amount to be paid for the Ultra Vires Transaction to the relevant custody account before the settlement date for the R.O.C. Custodian to handle clearance and the settlement of the transaction or payment of margins.

12.2 With respect to the funds and certificates or securities-related products purchased or sold in an Ultra Vires Transaction, HSBC Taiwan shall handle in accordance with Article 60 of the Operation Rules and any amendment thereof, if any.

12.3 If the Fund, HSBC Taiwan or the R.O.C. Custodian has a dispute over an Ultra Vires Transaction, the parties shall handle in accordance with Article 59 of the Operation Rules and any amendment thereof, if any.

12.4 If HSBC Taiwan fails to handle the Ultra Vires Transaction in accordance Article 12.3 hereof, which results in the failure of the R.O.C. Custodian to complete the settlement, follow-up payment of margins or clearance and settlement, any liability arising therefrom shall be borne by HSBC Taiwan to Trading Counterparties. The Fund shall bear no responsibility thereof.

Article 13	(Handling of Refunded Service Fee)

13.1 The service fee refunded from or other interests paid by the Trading Counterparties due to the management of DIM Assets by HSBC Taiwan shall be used to set off the Fund’s transaction cost. Unless the Fund and the Trading Counterparties have otherwise negotiated the service fee rate, HSBC Taiwan shall negotiate the service fee rate with Trading Counterparties on behalf of the Fund based on the principle of fairness and faithfulness. The Fund shall cause the R.O.C. Custodian to stipulate the refunding method of the service fee in the account-opening agreement to be entered into with the Trading Counterparties.

13.2 HSBC Taiwan shall disclose in the reports or financial statements of DIM Assets the amount of service fee refunded from or other interests paid by the Trading Counterparties to the Fund’s DIM Account with an individual account title.

Article 14	(Ownership of Proceeds and Profits of DIM Assets and Exercise of Shareholder’s Voting Rights)

14.1 During the term of this Contract, the proceeds and profits derived from the DIM Assets shall be collected by the R.O.C. Custodian, who shall notify HSBC Taiwan in writing of such proceeds and profits and the collection thereof. The aforementioned proceeds and profits, during the term of this Contract, shall belong to the DIM Assets.

14.2 Proceeds, share interest, dividends, bonus share or other interests derived from the securities of DIM Assets shall be distributed to each discretionary investment account of the Fund by the issuer or the centralized securities depository enterprise in accordance with the applicable laws and regulations. The Fund agrees that the right to subscribe securities with consideration or the right to convert securities, which are derived from DIM Assets, shall be exercised by HSBC Taiwan in accordance with the content of Appendix V. However, if relevant laws and regulations provide otherwise, such laws and regulations shall apply.

14.3 Unless otherwise provided by the R.O.C. laws, regulations or government rulings, the right to attend shareholder’s meeting and the voting right of the stocks held in the investment accounts of the DIM Assets shall be exercised by the R.O.C. Custodian in accordance with the instruction of HSBC Taiwan who is herein authorized by the Fund to make such instruction in accordance with policies established by the Fund from time to time.

14.4 Relevant procedures with regard to title transfer and exercise of right of the securities held by the DIM Account shall be carried out by the R.O.C. Custodian according to the R.O.C. Custody Contract, relevant securities laws and regulations and rules governing the operation of the centralized securities depository institution of the place where the investment is made.

Article 15	(Due care of a Prudent Person and Confidentiality Obligations)

15.1 In conducting discretionary investment business of this Contract, HSBC Taiwan shall act in accordance with the principle of good faith and comply with relevant laws and regulations, and faithfully perform the obligations hereunder with due care of a prudent person.

15.2 HSBC Taiwan and its directors, supervisors, officers, employees and agents shall keep strictly confidential with regard to the Fund, DIM Assets and other relevant information learned from the execution and performance of this Contract, except for inquiry conducted in accordance with the laws of the R.O.C. or U.S.A. or the Operation Rules or by a Party’s group internal audit rules for internal auditing purpose. However, aforementioned confidentiality rules shall not apply if the Fund provides a separate written consent to HSBC Taiwan each time for the latter to publicly disclose or use the above information, in which the scope, method and circumstances of the agreed use shall be specified.

Article 16	(Accounts, Statements and Reporting Obligations)

16.1 HSBC Taiwan shall maintain in its principal office in Taipei sufficient accounts and records to enable a complete and accurate view to be formed of the assets and liabilities and the income and expenditure and all transactions of the DIM Accounts.

16.2 HSBC Taiwan shall prepare a monthly report and an annual report containing trading record and current status of the DIM Assets. The monthly report shall be delivered to the Fund within 7 business days after the end of every month; the annual report shall be delivered to the Fund within 15 business days after the end of every year during the term of this Contract.

16.3 HSBC Taiwan shall comply with Article 47 of the Operation Rules and any amendment thereof, if any, for report to the Fund of the decrease of net assets value of the DIM Assets.

16.4 The service of the reports referred to in this Articles 16 on the Fund shall be made by mail, facsimile and any other methods as agreed by both Parties.

16.5 The Fund may request in writing or other manner agreed by the Parties for HSBC Taiwan’s providing with trading status, the volume and amount of the DIM Assets in stock and the open position of securities-related products of the DIM Account, and HSBC Taiwan may not refuse it.

16.6 When receiving the request stated in Article 16.7, HSBC Taiwan shall firstly confirm that the request is made by the Fund or its authorized representative before providing the requested information. HSBC Taiwan shall also fill out a request record for recordation.

Article 17	(Calculation, Method and Time of Payment of Remuneration of HSBC Taiwan and Expenses)

17.1 The remuneration of HSBC Taiwan for services provided under this Contract shall be paid by the Fund Custodian from the Fund Assets in accordance with the calculation, method and time of payment specified in Appendix VI of this Contract after receiving a notice from HSBC Taiwan.

17.2 The transaction fee, taxes, and the other relevant expenses (but not including any expenses associated with HSBC Taiwan’s obligations under Article 16) incurred from the discretionarily investment shall all be borne by the Fund and shall be paid from the Fund Assets. The Fund shall also be responsible to make up any deficiency.

Article 18	(The Effective Date and the Term of the Contract)

18.1 This Contract shall take effect upon the execution of it by both of the Fund and HSBC Taiwan. However, HSBC Taiwan may exercise right of investment decision-making, and assets management, and the remuneration of HSBC referred to in Article 17.1 shall start to calculate, only after the R.O.C. Custody Contract and the Tripartite Agreement of Discretionary Investment referred to in Article 7.2 are valid and effective, and are able to be actually performed.

18.2 This Contract shall continue in effect until          , 2011. If not sooner terminated, this Contract shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to this Contract or interested persons (as such term is defined in the U.S. Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (a) either the vote of a majority of the outstanding voting securities of the Fund, or (b) a majority of the Fund’s Board of Directors as a whole. As used herein the phrase “majority of the outstanding voting securities” shall have the meaning set forth in the U.S. Investment Company Act of 1940.

Article 19	(Amendment to the Contract)

Unless otherwise provided by applicable laws, the content of this Contract and its appendices may be amended by the written consent of both Parties and Article 18.1 shall apply mutatis mutandis.

Article 20	(Termination of Contract)

20.1 This Contract may be terminated at any time by the Fund, without the payment of any penalty, upon a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund, or by HSBC Taiwan, on sixty (60) days’ written notice to the other Party. This Contract shall automatically terminate in the event of its assignment (as such term is defined in the U.S. Investment Company Act of 1940). In addition, this Contract shall automatically terminate if HSBC Taiwan is removed by the order of the FSC in accordance with the relevant R.O.C. laws.

20.2 If either Party breaches the provision of this Contract, and fails to rectify within the period prescribed by the other Party in writing, the other Party may terminate this Contract before the expiration of this Contract.

20.3 In the event HSBC Taiwan is unable to continue conducting the discretionary investment business due to dissolution, revocation or abolishment of permission of conducting discretionary investment business, HSBC Taiwan shall inform the Fund, the R.O.C. Custodian and the Trading Counterparties immediately. This Contract will be terminated automatically upon HSBC Taiwan’s incapability to conduct the discretionary investment business.

Article 21	(Obligations to Settle Pending Affairs after Termination of this Contract)

21.1 If this Contract is terminated due to expiration of this Contract without renewal or according to provisions of Article 20, HSBC Taiwan shall settle the pending affairs immediately, make a final report for current status of the DIM Assets and the loss or profit of investment of the DIM Account and deliver it to the Fund.

21.2 This Contract shall be deemed to be valid and effective within the period of settlement of the pending affairs by HSBC Taiwan referred to in Article 21.1.

Article 22	(Provisions for Handling Breach of Contract)

Either Party who breaches provisions of this Contract and fails to rectify it within the period prescribed by the other Party in writing shall compensate the other Party for the damages and losses suffered by such other Party therefrom.

Article 23	(Notice of Change of Important Matters and the Method thereof)

In the event there is any change in the basic information provided by the Fund, the Fund shall inform HSBC Taiwan of such change promptly. Unless otherwise provided by this Contract, any notification by either Party pursuant to this Contract shall be made in writing and delivered to addresses of parties set forth in this Contract or in such other manner agreed by both Parties.

Article 24	(Prohibition of Re-commission and Assignment)

Unless otherwise provided by laws and regulations, HSBC Taiwan may not, in entirety or in part, designate any third party to perform its obligations under this Contract, or assign its right hereof to any third party.

Article 25	(Dispute Settlement and Jurisdiction of Litigation)

Subject to any contrary requirement of the U.S. Investment Company Act of 1940 or the rules thereunder, both Parties agree that any dispute arising out of or in connection with this Contract shall be first resolved in accordance with the regulations governing disputes mediation procedures stipulated by SITCA. If such mediation fails, both Parties agree that the dispute shall be subject to the non-exclusive jurisdiction of the Taiwan Taipei District Court.

Article 26	(The Governing Law and Supplementary Provisions)

26.1 This Contract shall be governed and construed in accordance with the laws of the R.O.C., but subject to any contrary requirement of the U.S. Investment Company Act of 1940 or the rules thereunder.

26.2 In the event there is any amendment to laws related to securities investment trust or consulting, futures-related laws, articles of incorporation of SITCA or other relevant rules or regulations after execution of this Contract, unless otherwise provided by this Contract, the rights and obligations between the Parties hereto shall be subject to the provisions of the amended laws.

26.3 Matters not provided herein shall be subject to the provisions of the SITC Act, Futures Trading Act, the Management Regulations, the Operation Rules, articles of incorporation of SITCA, and other related laws and regulations of the R.O.C.; in the absence of such provision in the above-mentioned regulations, the matters shall be subject to the negotiation between Parties of this Contract in accordance with the principle of good faith.

IN WITNESS WHEREOF, this contract has been duly executed by both Parties.

The Taiwan Fund, Inc.

By	Name: Title: Date:

HSBC Global Asset Management (Taiwan) Limited

By	Name: Title: Date:

Appendix I:	Discretionary Investment Prospectus and Risk Disclosure Statement

[to be completed at the time of execution]

Appendix II:	Initial Amount of the Discretionary Investment Management Assets

[to be completed at the time of execution]

Cash: NT$

Appendix III:	Basic Guidelines and Scope of Discretionary Investment or Trading and Management of Idle Funds

1. The investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Republic of China companies listed on the Taiwan Stock Exchange. Investment may also be made in debt securities listed on the Taiwan Stock Exchange and in debt securities traded on the over-the-counter market.

2. The DIM Assets after having been remitted into the Republic of China and delivered to the Custodian, shall be invested only in securities and money market instruments denominated in NT Dollars and in NT Dollars cash and banking and similar accounts, except to the extent otherwise permitted by Republic of China law and regulations.

3. The HSBC Taiwan agrees that it will not, using the Fund Assets:

(a) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result: (i) as to 75% of the Fund Assets, more than 5% of the total Fund Assets (taken at their current value) would then be invested in securities of a single issuer, (ii) as to the remaining 25% of the Fund Assets, more than 10% of the total Fund Assets (taken at their current value) would then be invested in the securities of a single issuer (except that the HSBC Taiwan may invest not more than 25% of the Fund Assets in obligations of the Republic of China Government or its agencies or instrumentalities), (iii) more than 10% of the voting equity securities (at the time of such purchase) of any one issuer would be held in the Fund Assets, and (iv) more than 25% of the total Fund Assets (taken at their current value) would be invested in a single industry; or

(b) purchase any equity securities which, at the time the purchase is made, are not (i) listed and traded on the Taiwan Stock Exchange, (ii) purchased in initial public offerings and secondary public offerings but only if such securities will be listed on the Taiwan Stock Exchange immediately following such offering, or (iii) traded in the over-the-counter market in Taiwan; or

(c) purchase partnership interests; or

(d) borrow money or pledge the DIM Assets; or (e) purchase securities on margin, except for short-term credits as may be necessary for clearance of transactions; or

(f) make short sale of securities or maintain a short position; or

(g) buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may enter into foreign currency exchange contracts, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts for bona fide hedging purposes; or

(h) act as an underwriter of securities of other issuers; or

(i) make loans, including loans of cash or portfolio securities, to any person; for purposes of this investment restriction, the term “loans” does not include distributed bonds, debentures of other securities; or

(j) purchase securities issued by any issuer which owns, whether directly or indirectly or in concert with another person, more than 5% of the equity securities (whether voting or non-voting) of HSBC Taiwan or which takes a significant role in the management of HSBC Taiwan; or

(k) issue senior securities; or

(l) purchase beneficiary certificates representing interests in a ROC securities investment trust fund or effect any transaction in securities with a ROC securities investment trust fund managed by HSBC Taiwan.

4. Nothing in Point 3 above shall require the sale or disposition of any relevant DIM Assets where any of the restrictions there set out is breached as a result of any event outside the control of HSBC Taiwan and occurring after the investment in the relevant assets is made (including not limited to any reorganization or amalgamation of any company and the suspension of any listing), but no further relevant assets shall be acquired until the relevant limitation can again be complied with, except pursuant to the exercise of subscription rights to purchase securities of an ROC issuer at a time when the Fund’s holding of securities of that issuers (or that issuer’s industry) would otherwise exceed the limits set forth in clause (i), (ii), (iii) or (iv) of Point 3(a) above, where prior to such exercise and after the announcement of such rights, HSBC Taiwan sells at least the number of securities which it subsequently purchases through the exercise of the rights.

5. To not less than the extent (if any) from time to time required by the FSC a proportion of the DIM Assets shall be retained at all times in liquid form in assets of a type specified by the FSC.

6. HSBC Taiwan shall not hold or have an interest in securities issued by the Fund or securities issued by any investment fund investing in Republic of China securities in the management of which HSBC Taiwan participates or has an interest.

7. To the maximum possible extent all transactions in discretionary investment assets shall be carried out through stock exchanges and other officially designated markets. Subject to any limitations which may be imposed under the U.S. Investment Company Act of 1940 and any rules and regulations adopted thereunder, such transactions may be carried out through a broker who is a connected person of HSBC Taiwan to such extent as HSBC Taiwan may think fit provided that the cost thereof is not greater than it would have been had the transactions been carried out through a broker who was not a connected person.

Appendix IV:	Information of Designated Investment Manager and His Deputy Agreed by Both Parties [ to be completed at the time of execution ]

Name of the Investment Manager:

Year of Birth:

Education:

Experience:

Name of the Deputy:

Year of Birth:

Education:

Experience:

Appendix V:	Exercise of Rights on Subscription for Securities with Consideration or Conversion of Securities

HSBC Taiwan has full discretion to exercise the rights on subscription with consideration for securities or conversion of securities managed by it under this Contract in the best interest of Fund and subject to the Basic Guidelines and Scope of Discretionary Investment or Trading and Management of Idle Funds as specified in Appendix III of this Contract.

Appendix VI:	Calculation, Method and Time of Payment of Remuneration of HSBC Taiwan and Expenses

As compensation for the discretionary investment management services and expenses borne by HSBC Taiwan pursuant to this Contract, HSBC Taiwan shall be entitled to receive out of the Fund Assets a monthly fee payable in NT Dollars. Such fee shall consist of a basic fee (the “Basic Fee”) and performance adjustments (the “Performance Adjustments”), which may serve either to increase or decrease the Basic Fee.

(a) The Basic Fee shall be computed promptly after the end of each month by multiplying (i) the average daily Net Value (as defined below) for such month by (ii) an annual rate of 1%. For any period of less than a full month during which this Contract is in effect, the Basic Fee shall be calculated by multiplying (i) the average daily Net Fund Value for such period prorated according to the proportion that the number of business days in such period bears to the number of business days in such month times (ii) an annual rate of 1%. As used herein, “Net Value” shall mean the value of the net assets of the Fund (including the discretionary investment assets) calculated as described under “Net Asset Value” in the Prospectus of the Fund.

(b) The Basic Fee shall be subject to upward or downward Performance Adjustments on the basis of investment performance, as follows:

The Performance Adjustment shall be made by multiplying (x) the Applicable Performance Adjustment Rate times (y) the average Net Value over the performance period. The resulting Performance Adjustments shall then be added to or subtracted from the Basic Fee. The Performance periods and the Applicable Performance Adjustment Rates shall be calculated as follows:

(1) First, the performance period shall commence with the first business day of the first full month following the date upon which 75% or more of the assets constituting the Net Value are invested in equity securities. During the first eleven (11) months thereafter there shall be no Performance Adjustment. Starting with the twelfth month of operation, the Performance Adjustment shall be take effect. Following the twelfth month a new month shall be added to the performance period until the performance period equals 36 months. Thereafter the performance period shall consist of the current month plus the previous 35 months. Notwithstanding the provisions of Point 1 (b)(1), Performance Adjustments under this Contract shall be made as if this Contract were a continuation of the Management Contract, rather than a new Investment Contract. In addition, the termination of the Management Contract shall not, for purpose of the last paragraph of Point 9.1 (b) of the Management Contract be deemed a termination thereof and thereby result in any prorated fee calculation.

(2) Second, compute the percentage difference between (a) the opening Net Value of the Fund on the first business day of the performance period and (b) the sum of (1) the closing Net Value on the last business day of such period plus (ii) the value of the Fund’s cash distributions made during the performance period plus (iii) the value of capital gains taxes paid or payable by or on behalf of the Fund on undistributed realized long-term capital gains during the performance period.

(3) Third, compute the percentage change in Taiwan Stock Exchange Index (the “Index”) during such period. In making such computation the value of cash distributions made during the performance period by companies whose securities comprise the Index shall be accumulated to the end of such period and added to the closing value of the Index, with cash distributions of the securities comprising the Index being treated as reinvested in the Index as of the end of each calendar quarter following the payment of the cash distribution. (In both such computations of percentages, the percentage rate shall be rounded to the nearest full basis point (0.01%) (rounding up if a computation produces a result of exactly one-half basis point (0.005%))).

(4) Fourth, the Applicable Performance Adjustment Rate shall be the Applicable Adjustment Percentage (as defined in (5) below) times the number (whether positive or negative) obtained by subtracting the percentage change in the Index during the performance period from the percentage change in the Net Value of during that period, provided that if the number thus obtained is greater than ten (either positive of negative) the Applicable Performance Adjustment Rate shall be the Applicable Performance Adjustment Percentage times ten (positive or negative, as appropriate).

(5) The Applicable Adjustment Percentage shall be an annual rate of 0.03%.

In computing the investment performance of the Net Value and the investment record of the Index, distributions of realized capital gains, dividends paid out of investment income, the value of capital gains’ taxes per share paid or payable on undistributed realized long-term capital gains, and all cash distributions of the companies whose stocks comprise the Index shall be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the United Sated Investment Advisers Act of 1940.

In the case of termination of this Contract, the transfer of the discretionary investment assets to another securities investment trust enterprise, the fee for that month shall be reduced proportionately on the basis of the number of business days during which this Contract is in effect during that month. The Basic Fee rate in that month shall be computed on the basis of and applied to the Net Value, averaged over that month and ending on the last business day on which this Contract is in effect. The amount of the performance Adjustment (or Adjustments) shall be computed on the basis of and applied to the Net Value, averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect for last than 36 months, the computation shall be made on the basis of the period of time during which this Contract has been in effect.

PROXY	PROXY

THE TAIWAN FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS — JANUARY 12, 2009

The undersigned hereby appoints Joe O. Rogers, Adelina Louie and Elizabeth A. Watson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of HSBC Global Asset Management (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 12, 2009 at 1:00 p.m., local time, and at any adjournments thereof, unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the directors named on the reverse side, for the approval of the Discretionary Investment Management Agreement and in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated December 5, 2008.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

FRONT OF PROXY CARD

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on January 12, 2009.

Vote by internet

•	Log on to the internet and go to www.investorvote.com/TWN

•	Follow the steps outlined on the secured website.

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

THE TAIWAN FUND, INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

☑  Please mark your votes as in this example.

THE TAIWAN FUND, INC.

Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR proposal 2.

1. The election of the following persons to serve as directors of the Taiwan Fund, Inc. for the next year or until their successors are elected and qualified.

Nominees: (01) Harvey Chang, (02) Benny T. Hu, (03) Michael F. Holland, (04) Christina Liu, (05) Joe O. Rogers, (06) Bing Shen, (07) M. Christopher Canavan, Jr. and (08) Anthony Kai Yiu Lo

FOR ☐          ☐ WITHHELD
ALL                 FROM ALL
NOMINEES          NOMINEES

☐ For all nominees except as noted above

2. The approval of a new Discretionary Investment Management Contract between the Fund and HSBC Global Asset Management (Taiwan) Limited.

FOR ☐          AGAINST ☐          ABSTAIN ☐

Mark box at right if an address change or comment            ☐
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here
RECORD DATE SHARES:
BACK OF CARD